SMITH BARNEY INCOME FUNDS
On Behalf of
Smith Barney Balanced Fund (the "Fund")

Supplement dated November 6, 1998 to
Prospectus dated August 24, 1998

The following information revises and supercedes, as applicable, the information set forth in the Prospectus under "Management of the Trust and the Fund - Portfolio Management"

Commencing November 6, 1998, Chad Graves will assume sole responsibility for making investment decisions for the equity portion of the Fund. He is a Managing Director of Salomon Smith
Barney and a portfolio manager of SSBC Asset Management.















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